Exhibit 10.22
FIRST AMENDMENT TO THE
INDIVIDUAL ACCOUNT RETIREMENT PLAN
FOR
BARGAINING UNIT EMPLOYEES
AT THE CAMERON INTERNATIONAL CORPORATION
BUFFALO, NEW YORK PLANT
(As Amended and Restated Effective as of January 1, 2008)

WHEREAS, CAMERON INTERNATIONAL CORPORATION (the “Company”) has heretofore adopted the INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR  BARGAINING UNIT EMPLOYEES AT THE CAMERON INTERNATIONAL CORPORATION BUFFALO, NEW YORK PLANT, as amended and restated effective as of January 1, 2008  (the “Plan”) for the benefit of its eligible employees;

WHEREAS, the Company desires to amend the Plan to reflect recent changes made to the law by the Pension Protection Act of 2006; and

WHEREAS, the Company desires to amend the Plan to provide for an increase in the rate of Company Contributions and an increase in the maximum rate of Tax Deferred Savings Contributions permitted under the Plan in accordance with negotiated changes in the collective bargaining agreement covering the eligible employees;

NOW, THEREFORE, the Plan is hereby amended as follows:

I.           Effective as of January 1, 2009:

1.           Section 8.02(a) of the Plan shall be deleted in its entirety and the following shall be substituted therefor:

“8.02           Vested Interest.  (a)  Except as provided in paragraph (b) or (c) of this Section 8.02, a Member’s Vested Interest in his Account (other than the value of Tax Deferred Savings Contributions, including catch-up contributions, and Rollover Contributions) on any determination date shall be determined by reference to such Member’s full years of Vesting Service as of such date in accordance with the following vesting schedules, as applicable:

(i)           With respect to the portion of a Member’s Account attributable to Company Contributions in respect of Plan Years beginning prior to January 1, 2009:

Full Years of Vesting Service	Vested Interest
Less than 3 years	0%
3 years	33%
4 years	67%
5 or more years	100%

(ii)           With respect to the portion of a Member’s Account attributable to Company Contributions in respect of Plan Years beginning on and after January 1, 2009:

Full Years of Vesting Service	Vested Interest
Less than 2 years	0%
2 years	33 1/3%
3 years	66 2/3%
4 or more years	100%

(iii)           Any Company Contributions that are credited to a Member’s Account shall be deposited with the Funding Agent and commingled for investment purposes with other Plan Assets.  For each member, the Funding Agent shall account separately, in two subaccounts, for (i) any Company Contributions credited to the Member’s Account that are attributable to Plan Years beginning prior to January 1, 2009 and (ii) any Company Contributions credited to the Member’s Account that are attributable to Plan Years beginning on and after January 1, 2009.  Except as specifically provided in this Section 8.02, Company Contributions shall be held and administered in accordance with the procedures applicable to contributions credited to Accounts.”

II.           Effective as of January 1, 2010:

1.           The table containing Contribution Rates in Section 3.02 of the Plan shall be deleted and the following shall be substituted therefor:

“Effective Date of Contribution Rate                                                                                     Contribution Rate

On and after July 30, 2007 but before                                                                                                  $1.20
August 2, 2010

On and after August 2, 2010 but before                                                                                      $1.30
August 1, 2011

On and after August 1, 2011                                                                                                    $1.35”

2.           Reference to “$5.00” in the first sentence of Section 17.01 of the Plan shall be deleted and reference to “$7.00” shall be substituted therefor.

III.           As amended hereby, the Plan is specifically ratified and reaffirmed.

EXECUTED, this _15th____ day of ____December__________, 2009, effective for all purposes as provided above.

CAMERON INTERNATIONAL CORPORATION
By:	/s/ Joseph H. Mongrain
Name:	Joseph H.Mongrain
Title:	Vice President, Human Resources

THIRD AMENDMENT TO THE
INDIVIDUAL ACCOUNT RETIREMENT PLAN
FOR
BARGAINING UNIT EMPLOYEES
AT THE CAMERON INTERNATIONAL CORPORATION
BUFFALO, NEW YORK PLANT
(As Amended and Restated Effective as of January 1, 2008)

WHEREAS, CAMERON INTERNATIONAL CORPORATION (the “Company”) has heretofore adopted the INDIVIDUAL ACCOUNT RETIREMENT PLAN FOR  BARGAINING UNIT EMPLOYEES AT THE CAMERON INTERNATIONAL CORPORATION BUFFALO, NEW YORK PLANT, as amended and restated effective as of January 1, 2008  (the “Plan”) for the benefit of its eligible employees; and

WHEREAS, the Company desires to amend the Plan to reflect certain changes required under the Pension Protection Act of 2006  and the Heroes Earnings Assistance and Relief Tax Act.

NOW, THEREFORE, the Plan is hereby amended as follows:

I.           Effective as of January 1, 2007:

1. Section 1.01(18) of the Plan shall be amended by deleting the last sentence thereof and substituting the following sentence therefor:

“Notwithstanding the foregoing or any other provision of the Plan, (A) any amount that is distributed from the Plan on account of hardship to a Participant who has not attained age 59½ shall not be an Eligible Rollover Distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan and (B) a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includable in gross income; provided, however, that such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code or to a qualified plan described in section 401(a) of the Code, an annuity plan described in section 403(a) of the Code or an annuity contract described in section 403(b) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includable in gross income and the portion of such distribution which is not so includable.”

2. Section 9.03(b) and  Section 9.04(a) shall be amended by adding the following sentence at the end thereof:

“The furnished information shall also describe for the Member the consequences of failing to defer his Benefit Disbursement Date.”

3.           Section 16.010 of the Plan shall be deleted and the following shall be substituted therefor:

“16.10           Uniformed Services Employment and Reemployment Rights Act Requirements.  Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with sections 414(u)  and 401(a)(37) of the Code.”

II.           Effective as of January 1, 2008, Section 1.01(17) of the Plan shall be amended by adding the following at the end of such section:

“Notwithstanding the foregoing, for purposes of Section 9.08, an Eligible Retirement Plan shall also mean a Roth IRA as provided in section 408A(e) of the Code; provided, however, that a rollover to a Roth IRA (other than a qualified rollover contribution from a Roth IRA or a designated Roth account) will be limited to Participants whose adjusted gross income is equal to or less than $100,000 and who are not married individuals filing a separate return in Plan Years beginning January 1, 2008 and January 1, 2009.”

III.           As amended hereby, the Plan is specifically ratified and reaffirmed.

EXECUTED, this _10th____ day of ____December________, 2009, effective for all purposes as provided above.

CAMERON INTERNATIONAL CORPORATION
By:	/s/ Joseph H. Mongrain
Name:	Joseph H.Mongrain
Title:	Vice President, Human Resources